UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
(RULE 14a-101)

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.     )

Filed by the Registrant   [X]

Filed by a Party other than the Registrant   [_]

Check the appropriate box:

[_]	Preliminary Proxy Statement

[_]	Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))

[X]	Definitive Proxy Statement

[_]	Definitive Additional Materials

[_]	Soliciting Material Under Rule 14a-12

THE AEGIS FUNDS
(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[_]	Fee paid previously with preliminary materials:

[_]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

THE AEGIS FUNDS
AEGIS VALUE FUND

6862 Elm Street, Suite 830,
McLean, VA 22101

January 21, 2026

Dear Shareholders:

The Board of Trustees of The Aegis Funds is pleased to invite you to the Special Meeting (the “Meeting”) of the Shareholders of Aegis Value Fund (“Fund”), a series of The Aegis Funds (the “Trust”), to be held on February 17, 2026.  The accompanying Notice of Special Meeting of Shareholders and Proxy Statement present one matter to be considered at the Meeting.

At the Meeting, you will be asked to elect three individuals who have been nominated to serve as Trustees of the Trust. This matter is explained more fully in the attached Proxy Statement.

The Trustees of the Trust have concluded that the election of the Trustee nominees is in the best interests of the Trust and unanimously recommend that you vote “FOR” each Trustee nominee.

The Trust welcomes your attendance at the Meeting, which is scheduled to be held at the offices of Seward & Kissel LLP, 901 K Street, NW, Suite 800, Washington, DC 20001 on February 17, 2026, at 9:30 a.m., Eastern Standard Time.  If you are unable to attend, the Fund encourages you to vote promptly by proxy.  EQ Fund Solutions, LLC (the “Proxy Solicitor”), has been selected to assist in the proxy solicitation process.  If the Trust has not received your proxy as the date of the Meeting approaches, you may receive a telephone call from the Proxy Solicitor reminding you to vote by proxy.  No matter how many shares you own, your vote is very important.

Sincerely, /s/ Scott L. Barbee Scott L. Barbee President The Aegis Funds

QUESTIONS AND ANSWERS
THE AEGIS FUNDS
PROXY STATEMENT

Q.  WHY DID YOU SEND ME THIS BOOKLET?

A. This booklet contains the Notice of Special Meeting of Shareholders (the “Notice”), Proxy Card and Proxy Statement, which provides you with information you should review before voting on the matter that will be presented at the Special Meeting (the “Meeting”) of Shareholders of Aegis Value Fund (the “Fund”), the sole series of The Aegis Funds (the “Trust”). You are receiving these proxy materials because you owned shares of the Fund as of the Record Date (as defined below).  As such a shareholder, you have the right to vote for the election of Trustees.

Q.  WHO IS ASKING FOR MY VOTE?

A.  The Board of the Trust is asking you to vote at the Meeting on the election of three Trustees of the Trust.

Q.  HOW DOES THE BOARD RECOMMEND I VOTE?

A.  The Board recommends that you vote “FOR” the election of each Trustee nominee.

Q.  WHO IS ELIGIBLE TO VOTE?

A.  Shareholders of record of the Fund at the close of business on January 16, 2026 (the “Record Date”) are entitled to vote at the Meeting or any adjournment of the Meeting.  If you owned shares of the Fund on the Record Date, you have the right to vote on matters affecting the Fund even if you later redeemed the shares.

Q.  WHAT ROLE DOES THE BOARD PLAY?

A.  The Board oversees the management of the Trust. The Trustees have an obligation to act in what he or she believes to be in the best interests of the Trust.  The background of each nominee for Trustee is described in the Proxy Statement.

Q.  HOW CAN I VOTE MY SHARES?

A.  Please follow the instructions included on the enclosed Proxy Card.

Q.  WHAT IF I WANT TO REVOKE MY PROXY?

A.  You can revoke your proxy at any time prior to its exercise by (i) giving written notice to the Secretary of the Trust at 6862 Elm Street, Suite 830, McLean, VA 22101, (ii) by signing and submitting another proxy of a later date, or (iii) by personally voting at the Meeting.

The Aegis Funds

6862 Elm Street, Suite 830,
McLean, VA 22101

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held On:

February 17, 2026

To the Shareholders of The Aegis Funds:

Notice is hereby given that a Special Meeting (the “Meeting”) of The Aegis Funds (the “Trust”) will be held at the offices of Seward & Kissel LLP, 901 K Street, NW, Suite 800, Washington, DC 20001 on February 17, 2026 at 9:30 a.m., Eastern Standard Time. At the Meeting, as discussed in greater detail in the accompanying Proxy Statement dated January 21, 2026, shareholders will be asked to consider the following.

Election of Three Trustees:	A Proposal to elect three Trustees of the Trust, each such Trustee to serve for a term of indefinite duration and until his successor is duly elected and qualifies.

In addition, shareholders will be asked to consider and vote on any such other matter as may properly come before the Meeting.

Only shareholders of record of the Trust at the close of business on January 16, 2026 are entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof.  The enclosed Proxy Card is being solicited on behalf of the Board of Trustees of the Trust.  Each shareholder who does not expect to participate in the Meeting in person is requested to complete, date, sign and promptly return the enclosed Proxy Card, or to vote by telephone or via the Internet as described on the enclosed Proxy Card.  In connection with telephone and Internet voting, the Trust and the Proxy Solicitor will use procedures designed to authenticate each shareholder’s identity, to allow the shareholder to authorize the voting of his or her shares in accordance with the shareholder’s instructions, and to confirm that the shareholder’s instructions have been properly recorded.  Any shareholder may revoke his or her proxy given by mail, by telephone or through the Internet at any time prior to its exercise by giving written notice to the Secretary of the Funds at 6862 Elm Street, Suite 830, McLean, VA 22101, by signing and submitting another proxy of a later date, or by voting at the Meeting.

The Boards of Trustees recommend a vote “FOR” the election of each nominee as a Trustee of the Trust.

By Order of the Board of Trustees, /s/ Justin P. Harrison Justin P. Harrison Secretary and Treasurer The Aegis Funds

McLean, Virginia
January 21, 2026

YOUR VOTE IS IMPORTANT

Please indicate your voting instructions on the enclosed Proxy Card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States.  You may also authorize by telephone or through the Internet a proxy to vote your shares.  To do so, please follow the instructions on the enclosed Proxy Card.  Your vote is very important no matter how many shares you own.  Please complete, date, sign and return your Proxy Card promptly in order to avoid any additional cost of further proxy solicitation and in order for the Meeting to be held as scheduled.

i

PROXY STATEMENT
(January 21, 2026)

The Aegis Funds

6862 Elm Street, Suite 830,
McLean, VA 22101

SPECIAL MEETING OF SHAREHOLDERS

To Be Held On:

February 17, 2026

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the “Board”) of The Aegis Funds (the “Trust”), to be voted at the Special Meeting (the “Meeting”) of Shareholders or at any postponement or adjournment thereof.  The Meeting is scheduled to be held at the offices of Seward & Kissel LLP, 901 K Street, NW, Suite 800, Washington, DC 20001 on February 17, 2026 at 9:30 a.m., Eastern Standard Time.

The solicitation will be made primarily by mail and may also be made by telephone.  The solicitation cost will be borne by the Trust.  The Notice of Special Meeting of Shareholders, Proxy Statement, and Proxy Card are being mailed to shareholders on or about January 23, 2026.

Whether or not you plan to attend the Meeting, we urge you to authorize a proxy to vote your shares in advance of the Meeting by one of the methods described in the proxy materials for the Meeting. The Proxy Statement is available on the Internet at: vote.proxyonline.com/aegisvaluefund/docs/2026mtg.pdf

The Board has fixed the close of business on January 16, 2026 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any postponement or adjournment thereof.  The outstanding voting shares of the Aegis Value Fund (the “Fund”), the sole series of the Trust, as of the Record Date consisted of 18,024,677 shares of beneficial interest of the Fund, with each share being entitled to one vote.  Shares may be voted in person or by proxy.

As a shareholder of the Fund, you are being asked to consider and vote on the following:

1.	The election of three Trustees of the Trust, each such Trustee to serve for a term of indefinite duration and until his successor is duly elected and qualifies.

ELECTION OF TRUSTEES

At the Meeting, shareholders will vote on the election of three Trustees of the Trust.  Each Trustee elected at the Meeting will serve for a term of indefinite duration and until his successor is duly elected and qualifies.  The following individuals were recommended by the executive officers of the Trust to the Trust’s Nominating and Corporate Governance Committee and have been nominated for election as a Trustee of the Trust.  It is the intention of the persons named as proxies in the accompanying Proxy Card to vote in favor of the nominees named below for election as Trustee.

Jordan F. Nasir
Andrew R. Bacas
Brant Imperatore

Each nominee has consented to serve as a Trustee of the Trust.  The Board knows of no reason why any of the nominees would be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Board may recommend.

Reasons for the Election of Trustees

Section 16(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), provides that no person shall serve as a trustee of a registered investment company unless elected to that office by the holders of the outstanding voting securities of such company, at an annual or a special meeting duly called for that purpose; except that vacancies occurring between such meetings may be filled in any otherwise legal manner if immediately after filling any such vacancy at least two-thirds of the trustees then holding office shall have been elected to such office by the shareholders of the company at such an annual or special meeting. In addition, a registered investment company is required to hold a shareholder meeting for the purpose of electing trustees whenever less than a majority of its trustees have been elected by shareholders. Such a meeting must be held as promptly as possible and in any event within 60 days.

Mr. David Giannini served as a Trustee of the Trust until December 20, 2025. Of the four remaining Trustees, two were elected by shareholders (Mr. Eskander Matta and Mr. Scott L. Barbee) and two were appointed to the Board upon their nomination by the Nominating and Corporate Governance Committee (Jordan F. Nasir and Andrew R. Bacas), as permitted by Section 16(a) of the 1940 Act.

The Board has determined to hold a shareholder meeting for the purpose of electing Mr. Brant Imperatore to fill the vacancy left by Mr. David Giannini and has considered it appropriate that each of the current Trustees who has not been previously elected by shareholders stand for election at this time.

Information About the Board and the Nominees

Certain information concerning the nominees is set forth below:

Name, Address# and Year of Birth	Years of Service*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jordan F. Nasir Born: 1969	Since February 2018	Fund Manager of Mizuho Gulf Capital Partners (a private equity firm) since September 2017.	1	Board Member, Mizuho Gulf Capital Partners, Ltd. (Dubai-incorporated investment management company) 2017 – present; Board Member, Gulf Japan Food Fund (a private equity fund) 2017 – present
Andrew R. Bacas Born: 1958	Since August 2016	President of Jefferson Management Consultants, Inc. (a commercial real estate investment and advisory firm) since 2006.	1	None.
Brant Imperatore Born: 1971	Not applicable	Partner of Mindset, LLC (government affairs and advisory firm)	1	None.

__________________________
# The address for each of the Trustee nominees is 6862 Elm Street, Suite 830, McLean, VA 22101.
*  “Years of Service” refers to the total number of years served as a Trustee.

If approved by shareholders, Messrs. Nasir, Bacas and Imperatore would serve as “disinterested” Trustees of the Trust.  As noted below, Messrs. Nasir and Bacas currently serve as disinterested Trustees of the Trust.

The nominees were nominated to serve as Trustees based on their prior personal and business experience, including those in the securities and financial services industries.  As their biographies indicate, the nominees have held positions with various businesses, including those in the securities and financial services industries, and each has had more than 10 years of experience in these industries.  Their personal and business experience is expected to further strengthen the Board’s oversight of the Trust.

As described above, in order to comply with the requirements of Section 16 of the 1940 Act, Mr. Imperatore’s nomination must be approved by the shareholders of the Fund.  Although Messrs. Bacas and Nasir were appointed to the Board in August 2016 and February 2018, respectively, the Board determined to nominate Messrs. Bacas and Nasir and seek shareholder approval of their nominations at the same time.

The current members of the Board are set forth below:

Name, Address* and Year of Birth	Years of Service**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEE+
Eskander Matta# Born: 1970	Since 2003	Chief Executive Officer of Tasharina Corporation (an eCommerce business services firm) since 2012.	1	None
Andrew R. Bacas Born: 1958	Since 2016	President of Jefferson Management Consultants, Inc. (a commercial real estate investment and advisory firm) since 2006.	1	None
Jordan F. Nasir++ Born: 1969	Since 2018	Fund Manager of Mizuho Gulf Capital Partners (a private equity firm) since September 2017	1	Board Member, Mizuho Gulf Capital Partners, Ltd. (Dubai-incorporated investment management company) 2017 – present; Board Member, Gulf Japan Food Fund (a private equity fund) 2017 – present

Name, Address* and Year of Birth	Years of Service**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEE+++
Scott L. Barbee# Born: 1971	Since 2003	President of Aegis Financial Corporation since 2009.	1	Director of Donald Smith & Co. (SEC-registered investment adviser) since 2014; Director of The Barbee Family Foundation since 2012; Director of The Donald & Paula Smith Family Foundation since 2014.

*	The address for each of the Trustees is 6862 Elm Street, Suite 830, McLean, VA 22101.
**	“Years of Service” refers to the total number of years served as a Trustee.
#	Trustee has been elected by shareholders and is not standing for election at this Meeting.
+	The Independent Trustees are those Trustees that are not considered “interested persons” of the Trust, as that term is defined in the 1940 Act.
++
Although, Messrs. Bacas and Nasir serve as Trustees currently, shareholder approval is being sought with respect to their services to facilitate compliance with Section 16 of the 1940 Act, which, among other things, specifies the minimum percentage of trustees that must have been approved by shareholders.

+++
Mr. Barbee is considered to be an “interested person” of the Trust because of his affiliation with Aegis Financial Corporation (“AFC”), the Fund’s investment adviser. Mr. David A. Giannini served as an Interested Trustee until December 20, 2025.

As of the Record Date, to the knowledge of management, the Trustees and officers of the Trust, both individually and as a group, owned 8.1% of the shares of the Fund.  Additional information related to the equity ownership of the Trustees and the compensation they received from the Trust is presented in Appendix A.  During the Fund’s most recently completed fiscal year, the Trustees as a group did not engage in the purchase or sale of more than 1% of any class of securities of AFC.

During the fiscal year of the Fund ended December 31, 2025, the Board of the Trust met four times.  Each current Trustee attended at least 75% of the total number of meetings of the Board held during the fiscal year (or, if not a Trustee for the entire fiscal year, during the period for which he served) and, if a member, at least 75% of the total number of meetings of the committees held during the period for which he served.  The Trust does not have a policy that requires a Trustee to attend annual meetings of shareholders, but the Trust encourages such attendance.

The Board has two standing committees: an Audit Committee and a Nominating and Corporate Governance Committee.  The members of the Trust’s Audit Committee and Nominating and Corporate Governance Committees are Eskander Matta (Chairperson), Andrew R. Bacas and Jordan F. Nasir, who are all of the Independent Trustees of the Trust.  The Audit Committee does not have an audit committee financial expert.  The Trust believes that the experience provided by each member of the Audit Committee together offers the registrant adequate oversight for the Trust’s level of financial complexity.  The Audit Committee meets as needed to review the financial statements of the Fund; approve the selection of and consult with a Fund’s independent accountants concerning the Fund’s annual audit and any related accounting issues; receive the independent accountants’ report on internal controls and procedures; and monitor the procedures in place for regulatory compliance.  The Audit Committee met once during the Fund’s fiscal year ended December 31, 2025.

The Nominating and Corporate Governance Committee of the Trust did not meet during the most recently completed fiscal year. The Nominating and Corporate Governance Committee met on January 15, 2026 to consider the individuals nominated to serve as Trustees. The Board has adopted a charter for the Nominating and Corporate Governance Committee, a copy of which is included as Appendix B.  Pursuant to the charter, the Nominating and Corporate Governance Committee identifies, evaluates and selects and nominates candidates for the Board and assists the Board in carrying out its responsibilities with respect to governance of the Trust.  The Committee also may set standards or qualifications for Trustees. The Committee may consider candidates as Trustees submitted by current Trustees, officers, investment adviser and other appropriate sources.  The Committee will not consider candidates as Trustees submitted by shareholders of the Fund.

To communicate with an individual Trustee of the Trust, a shareholder must send a written communication to the Trust’s principal office at 6862 Elm Street, Suite 830, McLean, VA 22101, addressed to the individual Trustee. All shareholder communications received in accordance with this process will be forwarded to the individual Trustee to whom the communication is addressed.

Election of each nominee as Trustee requires a vote of a plurality of the shares cast at the Meeting.

The Board unanimously recommends that the shareholders vote “FOR” each of the nominees listed above to serve as a Trustee of the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee is responsible for the appointment, compensation, retention and oversight of the work of the Fund’s independent registered public accounting firm.  At the meeting held on February 19, 2025, the Board of Trustees of the Trust by the vote of a majority of the Trustees, including a majority of the Trustees who are not “interested persons,” approved Cohen & Company, Ltd., independent registered public accounting firm, to audit the Fund’s accounts for the fiscal year ended December 31, 2025. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services to the Fund.

Cohen & Company, Ltd. has audited the Fund’s accounts for its last two fiscal years, and has represented that it does not have any direct financial interest or any material indirect financial interest in the Fund.  Representatives of Cohen & Company, Ltd. are not expected to be present at the Meeting, but will have the opportunity to make a statement if they desire to do so, and will be available should any matter arise requiring their presence.

The following table sets forth the aggregate fees billed by Cohen & Company, Ltd. for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the annual financial statements of the Fund; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i); (iii) tax compliance, tax advice and tax return preparation; and (iv) aggregate non-audit services provided to the Fund, AFC and entities that control, are controlled by or under common control with AFC that provide ongoing services to the Fund (“Service Affiliates”).  The Fund was not billed for any service other than those disclosed in categories (i) – (iii) above.

	Audit Fees	Audit- Related Fees	Tax Fees	All Fees for Non-Audit Services Provided to the Fund, AFC and Service Affiliates
2023	$20,000	$0	$4,000	$4,000
2024	$21,100	$0	$5,000	$5,000

The Audit Committee’s policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the independent registered public accounting firm. The Audit Committee’s policies and procedures also require pre-approval of all audit and non-audit services provided to AFC and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.  All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the preceding table are for services pre-approved by the Fund’s Audit Committee.

The amount of the fees for Non-Audit Services provided to the Fund, AFC and Service Affiliates for 2024 that was pre-approved by the Audit Committee was $5,000 in the aggregate.  The Audit Committee has considered whether the provision of any non-audit services, which were not pre-approved by the Audit Committee and provided by the Fund’s independent registered public accounting firm to AFC and Service Affiliates, is compatible with maintaining the independent registered public accounting firm’s independence.

PROXY VOTING AND SHAREHOLDER MEETINGS

All properly executed and timely received proxies will be voted in accordance with the instructions marked thereon or otherwise provided therein.  Accordingly, unless instructions to the contrary are marked, proxies will be voted “FOR” the election of each of the nominees as a Trustee.  If proxies are executed but no instructions are marked, the proxies will be voted “FOR” the election of each of the nominees as a Trustee.  Any shareholder may revoke his or her proxy given by mail, by telephone or through the Internet at any time prior to its exercise by giving written notice to the Secretary of the Trust at 6862 Elm Street, Suite 830, McLean, VA 22101, by signing and submitting another proxy of a later date, or by personally voting at the Meeting.

The election of each of the nominees as a Trustee requires a vote of a plurality of the shares cast at the Meeting. Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an “abstention”) or represent a broker “non-vote” (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power to vote). With respect to the election, an abstention or broker non-vote, if any, will be considered present for purposes of determining the existence of a quorum and not being a vote cast will have no effect on the election.  If any matter, other than the Trustee elections, properly comes before the Meeting, the shares represented by proxies will be voted on such matter in the discretion of the person or persons voting the proxies.  The Trust has not received notice of, and is not otherwise aware of, any other matter to be presented at the Meeting.

A quorum for the Meeting with respect to the Trust will consist of one-third of the shares entitled to vote at the Meeting.  Whether or not a quorum is present at the Meeting, if sufficient votes in favor of the position recommended by the Board on the election described in the Proxy Statement are not timely received, the persons named as proxies may, but are under no obligation to, with no other notice than announcement at the Meeting, propose and vote the proxies for one or more adjournments of the Meeting up to 60 days to permit further solicitation of proxies.  The Meeting may be adjourned with respect to the elections and a shareholder vote may be taken on the elections prior to any adjournment if sufficient votes have been received for approval thereof.  Shares represented by proxies indicating a vote contrary to the position recommended by a majority of the Board on the Proposal will be voted against adjournment.

The Fund has engaged EQ Fund Solutions, LLC (the “Proxy Solicitor”), P.O. Box 500, Newark, NJ 07101, to assist in soliciting proxies for the Meeting.  It is estimated that the Proxy Solicitor will receive a fee of approximately $11,500 for its services, to be paid by the Trust plus reimbursement of out-of-pocket expenses.

OTHER INFORMATION

Officer Information

Certain information concerning the Trust’s officers is set forth below.  The Trust’s officers are elected by the Board and serve for a term of one year and until his successor is duly elected and qualifies.  The earliest date for which an officer was elected to serve in that capacity is presented below.

Name, Year of Birth and Address*	Position(s) and Year Elected	Principal Occupation During the Past 5 Years
Scott L. Barbee Born: 1971	President since 2009; Trustee since 2003; Treasurer from 2003-2008; and Secretary from 2006-2008.	See bio above.
Justin P. Harrison Born: 1973	Chief Compliance Officer, Treasurer and Secretary since 2018.	Chief Operating Officer and Chief Compliance Officer of AFC since 2018.

* The address for each of the officers is 6862 Elm Street, Suite 830, McLean, VA 22101.

Stock Ownership

Information regarding person(s) who owned of record or were known by the Fund to beneficially own 5% or more of the Fund’s shares on the Record Date is provided in Appendix C.

Information Concerning the Fund’s Investment Adviser and Administrator

The Fund’s investment adviser is AFC, 6862 Elm Street, Suite 830, McLean, VA 22101.

The Fund’s administrator is U.S. Bancorp Fund Services, LLC, (“USBFS”) doing business as U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202. USBFS oversees the day-to-day administration and operations of the Fund and provides transfer agency and related shareholder administrative services.  The Fund distributes its shares.

Submission of Proposals for Next Meeting of Shareholders

The Trust does not hold shareholder meetings annually.  Any shareholder who wishes to submit a proposal to be considered at the Trust’s next meeting of shareholders should send the proposal to the Trust so as to be received within a reasonable time before the Board makes the solicitation relating to such meeting, in order to be included in the Trust’s proxy statement and form of proxy card relating to such meeting.

Other Matters

Trust management does not know of any matters properly to be presented at the Meeting other than those set forth in this Proxy Statement.  If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in the discretion of the person or persons voting the proxies.

Reports to Shareholders

The Trust will furnish each person to whom this Proxy Statement is delivered with a copy of its latest annual report to shareholders and its subsequent semi-annual report to shareholders, if any, upon request and without charge.  To request a copy, please call the Trust at (800) 528-3780 or write to the Trust’s Secretary at 6862 Elm Street, Suite 830, McLean, VA 22101.

By Order of the Board of Trustees, /s/ Scott L. Barbee Scott L. Barbee President The Aegis Funds

January 21, 2026
McLean, Virginia

APPENDIX A

ADDITIONAL INFORMATION ABOUT TRUSTEES/NOMINEES

Ownership in the Fund

The dollar range of the Fund’s securities owned by the Trustees and nominees and the aggregate dollar range of securities owned in the Aegis Fund Complex are set forth below.

	Dollar Range of Equity Securities in the Fund as of the Record Date	Aggregate Dollar Range of Equity Securities in the Aegis Fund Complex as of the Record Date
Scott L. Barbee	over $100,000	over $100,000
Eskander Matta	over $100,000	over $100,000
Andrew R. Bacas*	over $100,000	over $100,000
Jordan F. Nasir*	None	None
Brant Imperatore**	None	None

*	Nominee and Trustee.
**	Nominee.

Compensation From the Fund

The Trust does not pay any fees or compensation to its officers or Interested Trustee that is an employee of the Advisor.  The Independent Trustees and the Interested Trustee that is not an employee of the Advisor each receive a fee of $1,000 from the Trust for each regular meeting of the Board of Trustees that they attend.  In addition, the Trust reimburses its Independent Trustees for reasonable travel or incidental expenses incurred by them in connection with their attendance at Board meetings.  The Trust offers no retirement plan or other benefits to the Trustees.

The aggregate compensation paid by the Trust to the Trustees during the Fund’s fiscal year ended December 31, 2025, the aggregate compensation paid to the Trustees during calendar year 2025 by all of the investment companies in the Aegis Fund Complex, and the total number of investment companies in the Aegis Fund Complex as to which the Trustees are a trustee and the number of investment portfolios as to which the Trustees are a  trustee, are set forth below.

Name of Trustee	Compensation from the Fund during its Fiscal Year ended in 2025*	Compensation from the Aegis Fund Complex, including the Fund, during 2025	Number of Investment Companies in the Aegis Fund Complex, including the Fund, as to which the Director is a Director or Trustee	Number of Investment Portfolios within the Aegis Fund Complex, including the Fund, as to which the Director is a Director or Trustee
Scott L. Barbee	$0	$0	1	1
Eskander Matta	$4,500	$4,500	1	1
Andrew R. Bacas	$4,500	$4,500	1	1
Jordan F. Nasir	$0	$0	1	1
David A. Giannini**	$2,000	$2,000	1	1
_____________________
* The Fund has a December 31 fiscal year end.
** David A. Giannini served as Trustee until December 20, 2025.

A-1

APPENDIX B

NOMINATING AND
CORPORATE GOVERNANCE COMMITTEE CHARTER

Nominating and Corporate Governance Committee Membership

The Nominating and Corporate Governance Committee of The Aegis Funds (the “Trust”) shall be composed of all of the Independent Trustees of the Trust.  Management of the Trust, while not having representatives on the Committee, will nonetheless be expected to have a role in the nominating process by identifying and recommending potential candidates to the Committee for consideration.  The members of the Committee will select from their number a chairperson.

Board Nominations and Functions

1. The Committee shall recommend nominees to its Board of Trustees (“Board”) for election to the Board.  The Committee shall evaluate each candidate’s experience, qualifications, attributes and skills for Board membership and with respect to Independent nominees, the Committee shall evaluate each such nominee’s independence from the Trust’s investment adviser, affiliates of the adviser and other principal service providers.  In determining whether a nominee should serve as a Trustee, in light of the Trust’s business and structure, the Committee may take into account a wide variety of factors (with no one factor being controlling) in considering candidates for membership on the Board, including (but not limited to):  (i) the candidate’s knowledge in matters relating to the investment company industry; (ii) any experience possessed by the candidate as a Trustee or senior officer of other public companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the candidate’s perceived ability to contribute to the on-going functions of the Board, including the candidate’s ability and commitment to attend meetings regularly, review critically, evaluate, question and discuss information provided to him or her, interact effectively with the Trust’s investment adviser, other service providers, counsel and independent registered public accounting firm, work collaboratively with other members of the Board and carry out his or her duties in the best interests of shareholders; and (vii) the contribution that the candidate would be expected to make to the diverse mix of experience, qualification, attributes and skills  in light of the existing composition of the Board and any anticipated vacancies or other factors.  Additionally, with respect to evaluating candidates to serve as an independent member, the Board shall consider the candidate’s ability to qualify as an Independent Trustee for purposes of the Investment Company Act of 1940 and any other standards of independence that may be relevant to the Trust.

2. The Committee shall periodically review the composition of its Board to determine whether it may be appropriate to add individuals with different experience, qualifications, attributes or skills from those already serving on the Board.

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3. It is currently the policy of the Committee not to consider nominees recommended by shareholders as candidates for Board membership.  The Committee will periodically reevaluate the merits of this policy.

Corporate Governance Oversight and Functions

1. The Committee shall oversee its Trust’s policies and procedures regarding compliance with corporate governance policies.

2. The Committee shall periodically review the Board governance procedures with respect to its Trust and shall recommend any appropriate changes to the Board.

3. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to select, retain, terminate and approve the fees and other retention terms of special counsel or other experts or consultants, as it deems appropriate, without seeking Board or management approval.

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APPENDIX C

SHARE OWNERSHIP

The following person(s) owned of record or were known by the Fund to beneficially own 5% or more of the Fund’s shares as of the Record Date.

Name and Address	Type of Ownership	Amount of Ownership of Fund	% of Ownership of Fund
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	Record	5,690,124	31.64%
National Financial Services LLC 499 Washington Boulevard, 4th FL Jersey City, NJ 07310-2010	Record	3,880,992	21.58%
Pershing LLC 1 Pershing Plz, 14 FL Jersey City, NJ 07399-0002	Record	2,324,276	12.92%
Scott L. Barbee 6862 Elm Street, Suite 830 McLean, VA 22101	Beneficial	1,428,869	7.90%
LPL Financial Services 9785 Towne Center Drive San Diego, CA 92121-1968	Record	1,176,229	6.54%

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PROXY CARD

PROPOSAL on Reverse Side

BY INTERNET:

Go to the website below and enter your VOTER CONTROL NUMBER or simply scan the QR with a Smart Phone

vote.proxyonline.com

BY MAIL:

Complete the reverse side and return in the postage-paid envelope provided.

USPS Postage-Paid Envelope

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

***VOTER PROFILE*:**

Voter ID: XXXXXXXX Security ID: XXXXXXXX

Shares to Vote: XXXXXXX Household ID: XXXXXXXXXX

***please call the phone number to the right for more information*

VOTER CONTROL NUMBER: **XXXX XXXX XXXX**

***VOTE REGISTERED TO*:**

NAME
ADDRESS
CITY, STATE, ZIP CODE

AEGIS VALUE FUND
a series of The Aegis Funds

6862 Elm Street, Suite 830,
McLean, VA 22101

The undersigned hereby appoints Scott L. Barbee and Justin P. Harrison, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Shareholders (the "Meeting") of Aegis Value Fund ("Fund"), a series of The Aegis Funds (the "Trust"), to be held at the offices of Seward & Kissel LLP, 901 K Street, NW, Suite 800, Washington, DC 20001 on February 17, 2026, at 9:30 a.m., Eastern Standard Time, and any postponements or adjournments thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at such Meeting. The undersigned hereby acknowledges receipt of Notice of Special Meeting of Shareholders and accompanying Proxy Statement, revokes any proxy heretofore given with respect to such Meeting and hereby instructs said proxies to vote said shares as indicated on the reverse side hereof.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF TRUSTEES AND, IF EXECUTED, WILL BE VOTED FOR THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 17, 2026.

The Notice of Special Meeting of Shareholders and Proxy Statement are available at:
https://vote.proxyonline.com/aegisvaluefund/docs/2026mtg.pdf.

Mail ID CUSIP

AEGIS VALUE FUND

PROXY CARD

NOTE: This section must be completed for your vote to be counted. PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, each shareholder should sign. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Combined Proxy Statement is acknowledged.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE AEGIS FUNDS.

The votes entitled to be cast by the undersigned will be cast according to instructions given below with respect to the Proposal. **If this Proxy Ballot is executed but no instructions is given, the undersigned acknowledges that the votes entitled to be cast by the undersigned will be cast by the proxies, or any of them, "FOR" the Proposal at the Special Meeting of Shareholders, and at any and all adjournments and postponements thereof. Additionally, the votes entitled to be cast by the undersigned will be cast at the discretion of the proxy holde,r on any other matter that may properly come before the Special Meeting of Shareholders, and at any and all adjournments and postponements thereof.**

TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK. Example: ●

		FOR	WITHHOLD
Proposal 1:	To elect Trustees		
	01. Jordan F. Nasir	O	O
	02. Andrew R. Bacas	O	O
	03. Brant Imperatore	O	O

THANK YOU FOR CASTING YOUR VOTE

MAIL ID: BAR CODE CUSIP